Exhibit 10.5

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “ Agreement ”) is made and entered into as of February 7, 2008, by and among Focus Enhancements, Inc., a Delaware corporation (the “ Company ”), the purchasers signatory hereto (each such purchaser, a “ Purchaser ” and collectively, the “Purchasers ”), and Ingalls & Snyder LLC, a New York limited liability company (the “Purchasers’ Agent”).  This Agreement is made pursuant to the Amended and Restated Senior Secured  Note Purchase Agreement, dated as of the date hereof, among the Company and the Purchasers (the “ Purchase Agreement ”).

The Company, Purchasers’ Agent, and the Purchasers (who include all previous Purchasers” under that certain  Registration Rights Agreement dated January 24, 2006 by and among the Company, the “Purchasers” named therein, and Purchasers Agent) as subsequently  amended by that Amendment to Registration Rights Agreement dated June 26, 2006,  (the “Prior Agreement”) hereby amend and restate such Prior Agreement  by and among them and further agree by entering into this Agreement as follows:

1.                                          Definitions ..  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“ Advice ” shall have the meaning set forth in Section 6(d).

“ Effectiveness Date ” means, with respect to the Registration Statement required to be filed hereunder, the earlier of (a) the day the Commission declares same effective  and (b) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

“ Effectiveness Period ” shall have the meaning set forth in Section 2(a).

“ Event ” shall have the meaning set forth in Section 2(b).

“ Event Date ” shall have the meaning set forth in Section 2(b).

“ Filing Date ” means, with respect to the Registration Statement filed hereunder, the date on which the Company registers the Registrable Securities hereunder  following the Closing Date.

“ Holder ” or “ Holders ” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“ Indemnified Party ” shall have the meaning set forth in Section 5(c).

“ Indemnifying Party ” shall have the meaning set forth in Section 5(c).

“ Losses ” shall have the meaning set forth in Section 5(a).

“ Notes ” means the Senior Secured Notes Due January 1, 2011 for total principal of $20,800,000 issued to the Purchasers by the Company as of the date hereof and all Notes issuable by the Company in lieu of interest pursuant to  the Purchase Agreement.

“ Proceeding ” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“ Prospectus ” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“ Registrable Securities ” means  the Warrants and  Common Stock issuable upon exercise thereof , $0.01 par value per share, issued  pursuant to the Purchase Agreement to  the individual Purchasers thereof, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (“Warrant Shares”).

“ Registration Statement ” means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“ Rule 415 ” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“ Rule 424 ” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

2.                                          Registration ..  (a)  S-3 Registration Within ninety (90) days after the Closing Date,  the Company shall use its best commercial efforts to prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the Registration shall be on another appropriate form in accordance herewith).  The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) substantially the “ Plan of Distribution ” attached hereto as Annex A ..  Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “ Effectiveness Period ”).

(b)  “Piggy-Back” Registration. If (but without any obligation to do so) Focus proposes to register  any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash for the account of any selling securityholder (other than a registration relating solely to the sale of securities to participants in a Focus stock plan, a registration with respect solely to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities),  Focus shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by Focus, Focus shall, subject to the provisions of Section 3, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The registration rights granted to a Holder pursuant to this paragraph (b) shall terminate with respect to such Holder on the date when all of the Registrable Securities of such Holder covered by the Effective Registration Statement or an effective registration statement under this paragraph have been sold pursuant to the Effective Registration Statement or such other registration statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any volume or other restrictions pursuant to Rule 144(k).

3.                                          Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)                                     Not less than five Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and (ii) cause its officers and counsel to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.  The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing by the Purchasers’ Agent no later than four Trading Days after the Holders have been so furnished copies of such documents.

(b)                                     (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)               Notify the Purchasers’ Agent on behalf of the Holders of Registrable Security to be sold as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration

Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                     Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)                                     Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto promptly after the filing of such documents with the Commission.

(f)                                      Except during periods in which the delivery of the Prospectus is not required by reason of Rule 174 (or any similar or successor SEC rule).  Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable  Securities.  Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

(g)                                     Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such Registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided , that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)                                     If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i)                                      Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its best commercial efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus, for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period .

(j)                                      Comply with all applicable rules and regulations of the Commission.

(k)                                     The Company may require each Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the person thereof that has voting and dispositive control over the Shares.

4.                                          Registration Expenses .  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any taxes, broker or similar commissions or, except to the extent provided for in this Agreement or the other Transaction Documents, any legal fees or other costs of the Holders.

5.                                          Indemnification

(a)                                     Indemnification by the Company .  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “ Losses ”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing  to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Sections 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d).

(b)                                     Indemnification by Holders . Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the

Company by such Holder expressly for use therein or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Sections 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d).  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds  received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)                                     Conduct of Indemnification Proceedings . If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “ Indemnified Party ”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “ Indemnifying Party ”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally  determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified

Party, as incurred, within 45 days of written notice thereof to the Indemnifying Party; provided , that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d)                                     Contribution ..  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds   actually received by such Holder from the sale of the Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.                                          Miscellaneous

(a)                                     Remedies ..  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                                     Authority of Purchasers’ Agent .  The Purchasers and the Company agree that Purchasers’ Agent is authorized to receive all documents and notices to Holders under this Agreement and that the Company may rely upon statements and writings by the Purchasers’ Agent made on behalf of any Holder with respect to the exercise, or non-exercise of any right of a Holder and the performance of any obligation of a Holder other than the execution of any contract or any document to be submitted for filing with the SEC.

(c)                                     Compliance ..  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)                                     Discontinued Disposition .  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of written notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.

(e)                                     Amendments and Waivers; Termination of Prior Agreement.  The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, if same shall be in writing and signed by the Company and the Purchasers’ Agent (so long as such Purchasers’ Agent has been authorized to do so by a majority in interest of the Holders of the then outstanding Registrable Securities).  Purchasers under the Prior Agreement and Company agree that upon execution of this Agreement by Purchasers, Purchasers’ Agent,  and Company, the Prior Agreement is terminated.

(f)                                      Notices ..  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

(g)                                     Successors and Assigns .  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(h)                                     Execution and Counterparts .  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i)                                      Governing Law .  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

  (j)                                      Cumulative Remedies .  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)                                   Severability . If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)                                      Headings .  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(m)                                    Not a Breach of Amended and Restated Senior Secured  Note Purchase Agreement.  In no event will the Company’s failure to register the Registrable Securities or to maintain the effectiveness of the Registration Statement relating to the Registrable Securities constitute an Event of Default under the Amended and Restated Senior Secured  Note Purchase Agreement.

(n)                                Independent Nature of Purchasers’ Obligations and Rights .  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

FOCUS ENHANCEMENTS, INC.

By:	/s/ Brett Moyer
Name:	Brett Moyer
Title:	CEO & President

PURCHASERS’ AGENT

Ingalls & Snyder LLC

By:	/s/ Thomas O. Boucher, Jr.
Name:	Thomas O. Boucher, Jr.
Title:	Manager

PURCHASERS

Name of Investing Entity

Signature of Authorized Signatory of Investing entity

Name of Authorized Signatory

Title of Authorized Signatory

SIGNATURE PAGE FOR AMENDED AND RESTATED REGISTRATION RIGHTS
AGREEMENT

ANNEX A

Plan of Distribution

We are registering the Warrants and Warrant Shares  being offered by this prospectus for resale in accordance with certain registration rights granted the selling stockholders, including their pledgees, donees, transferees or other successors-in-interest, who may sell such securities  from time to time, or who may also decide not to sell any or all of the securities  that may be sold under this prospectus.  We will pay all registration expenses including, without limitation, all the SEC and blue sky registration and filing fees, printing expenses, transfer agents’ and registrars’ fees, and the fees and disbursements of our outside counsel in connection with this offering, but the selling stockholders will pay all selling expenses including, without limitation, any underwriters’ or brokers’ fees or discounts relating to the securities  registered hereby, or the fees or expenses of separate counsel to the selling stockholders.

The selling stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities  on any stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The selling holders may use any one or more of the following methods when selling securities:

•                   ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                   block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                   purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                   an exchange distribution in accordance with the rules of the applicable exchange;

•                   privately negotiated transactions;

•                   settlement of short sales;

•                   broker-dealers may agree with the selling stockholders to sell a specified number of such securities  at a stipulated price per security;

•                   a combination of any such methods of sale;

•                   through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

•                   any other method permitted pursuant to applicable law.

The selling stockholders may also sell securities  under Rule 144 under the Securities Act of 1933, as amended, if available, rather than under this prospectus.

Broker-dealers engaged by the selling holders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated.  Each selling holder does not expect these commissions and discounts relating to its sales of securities  to exceed what is customary in the types of transactions involved.

In connection with the sale of our securities or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling holders may also sell our securities  short and deliver these securities to close out their short positions, or loan or pledge the underlying common stock to broker-dealers that in turn may sell these securities.  The selling holders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of the securities  offered by this prospectus, which securities  such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling holders and any broker-dealers or agents that are involved in selling the securities  may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  Selling holders that are either broker-dealers or affiliated with broker-dealers will be deemed to be underwriters within the meaning of the Securities Act in connection with resale of their securities.  Any commissions received by such broker-dealers, affiliates, or agents and any profit on the resale of the securities  purchased by them will be deemed to be underwriting commissions or discounts under the Securities Act.  The selling holders have informed us that at the time they purchased our common stock they did not, and currently do not have, any agreement or understanding, directly or indirectly, with any person to distribute the securities  being sold pursuant to this prospectus.

We are required to pay certain fees and expenses incurred by us incident to the registration of the securities .  We have agreed to indemnify the selling holders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because selling holders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act, unless such requirement is inapplicable by reason of rule of the SEC promulgated thereunder.  In addition, any securities covered by this prospectus that qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.  Each selling holder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale securities.  There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the selling holders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the selling holders without registration and without volume restrictions pursuant to Rule 144(k) as determined by our counsel pursuant to a written opinion letter to such effect, addressed and acceptable to our transfer agent and the selling stockholders or (ii) all of the securities have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect.

The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws.  In addition, in certain states, the resale securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution.  In addition, the selling stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of our common stock by the selling stockholders or any other person.  We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

We will not receive any of the proceeds from the selling stockholders’ sale of our common stock.